Exhibit 10.31

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of [●], 2021, is made by and among FLEXENERGY POWER SOLUTIONS, LLC, a Delaware limited liability company (the “Pledgor”), and each of RNS FLEX, LLC, a Delaware limited liability company, TRF PLATFORM HOLDINGS, LLC, a Delaware limited liability company, ENERGY SPECIAL SITUATIONS FUND II, L.P., a Delaware limited partnership, and ESS PARTICIPATION FUND II, L.P., a Delaware limited partnership (each, a “Lender” and together, the “Lenders”).

RECITALS:

WHEREAS, Pledgor has issued to each of the Lenders certain Secured Promissory Notes further described on Schedule 1 attached hereto (as amended, restated, supplemented or otherwise modified, the “Notes”) pursuant to which the Lenders have advanced funds to the Pledgor as provided therein;

WHEREAS, pursuant to the terms of the Notes, Pledgor has granted to Lenders a security interest (the “Existing Security Interest”) in certain assets and properties of Pledgor and its subsidiaries, subject to the exclusion and limitations set forth in Section 4 of the Notes and that certain Subordination and Intercreditor Agreement dated as of February 8, 2019 entered into by each of the Lenders in favor of Texas Capital Bank, National Associations (as amended, restated, supplemented or otherwise modified, the “Subordination Agreement”);

WHEREAS, in consideration of the extensions of credit and other accommodations of the Lenders as set forth in the Notes, Pledgor has agreed to pledge and grant a security interest in the Pledged Collateral (as hereinafter defined) as security for the Pledgor’s Secured Obligations (as hereafter define) for the benefit of the Lenders; and

NOW, THEREFORE, in consideration of the credit extended now and in the future by the Lenders to the Pledgor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.      Definitions.

(a)            As used in this Agreement, the following terms shall have the following meanings:

“Additional Collateral” means any and all (i) additional capital stock or other equity securities issued by, or interests in, FGS, whether certificated or uncertificated, (ii) warrants, options or other rights entitling Pledgor to acquire any interest in capital stock or other equity securities of or other equity interests in FGS, (iii) securities, property, interest, dividends and other payments and distributions issued in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares or such additional capital stock or other equity securities or other interests in FGS, and (iv) cash and non-cash proceeds of the Pledged Shares of any or all of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, Pledgor.

“FGS” means FlexEnergy Green Solutions, Inc., a Delaware corporation.

“Pledged Collateral” has the meaning set forth in Section 2(a).

“Pledged Shares” means all of the issued and outstanding shares of the capital stock, whether certificated or uncertificated, of FGS now owned by Pledgor, as more specifically described in Schedule 2.

“Secured Obligations” means all liabilities, indebtedness and obligations (monetary (including post-petition interest, allowed or not) or otherwise) of Pledgor under this Agreement, the Notes or any other document or instrument executed in connection herewith or therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“UCC” shall mean the Uniform Commercial Code, as in effect from time to time in the State of Delaware or any other applicable jurisdiction.

(b)            Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

SECTION 2.      Termination of Existing Security Interest; Grant of Security Interest.

(a)            The Existing Security Interest in hereby terminated by the Lenders and replaced with the lien and security interest in the Pledged Collateral contemplated by this Agreement. Upon Pledgor’s request, Lenders shall promptly redeliver to Pledgor any of the collateral encumbered by the Existing Security Interest in possession of the Lenders and Lenders shall execute and deliver to Pledgor such documents, instruments and discharges reasonably requested by Pledgor as shall be necessary to evidence termination and discharge of the Existing Security Interest. All liens and security interests at any time granted by Pledgor to secure the Secured Obligations to any Lender are pari passu to the liens and security interests granted by Pledgor to secure the Secured Obligations of the other Lenders. Notwithstanding the foregoing, the security interest granted to Lenders pursuant to this Agreement, as well as the other associated rights of Lenders hereunder, shall be subject to and limited by the terms of the Subordination Agreement.

(b)            As security for the payment and performance of its Secured Obligations, Pledgor hereby pledges to the Lenders, and hereby grants to the Lenders a security interest in all of Pledgor’s right, title and interest in, to and under (i) the Pledged Shares and the Additional Collateral and any certificates and instruments now or hereafter representing the Pledged Shares and the Additional Collateral, (ii) all rights, interests and claims with respect to the Pledged Shares and Additional Collateral, including under any and all related agreements, instruments and other documents, and (iii) all books, records and other documentation of Pledgor related to the Pledged Shares and Additional Collateral, in each case whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the “Pledged Collateral”).

(c)            To the extent applicable, Pledgor has delivered to or for the account of the Lenders, all certificates representing the Pledged Shares, which were accompanied by a duly executed assignment in blank substantially in the form of Exhibit A.

(d)            If Pledgor shall become entitled to receive or shall receive any Additional Collateral, Pledgor shall accept any such Additional Collateral as the Lenders’ agent, shall hold it in trust for the Lenders, shall segregate it from other property or funds of Pledgor, and shall deliver all Additional Collateral and all certificates, instruments and other writings representing such Additional Collateral forthwith to or for the account of the Lenders, at the address and to the person or entity to be designated by the Lenders, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Lenders, to be held by the Lenders subject to the terms hereof, as part of the Pledged Collateral.

(e)            Pledgor hereby authorizes the Lenders to file at any time and from time to time any financing statements or other similar documents under any applicable laws describing the Pledged Collateral, and Pledgor shall execute and deliver to the Lenders, and Pledgor hereby authorizes the Lenders to file, at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to the Lenders, as the Lenders may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Lenders pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of the Lenders in the Pledged Collateral and to accomplish the purposes of this Agreement.

(f)            Pledgor agrees that this Agreement creates a first priority continuing security interest in and pledge of the Pledged Collateral, which shall remain in effect until terminated in accordance with Section 17.

SECTION 3.      Representations and Warranties. Pledgor represents and warrants to the Lenders that:

(a)            All the Pledged Shares have been, and upon issuance of any Additional Collateral will be, duly and validly issued, and are and will be fully paid and non-assessable.

(b)           With respect to the Pledged Shares, Pledgor is, and with respect to any Additional Collateral, Pledgor will be, the legal record and beneficial owner thereof, and has and will have good and marketable title thereto.

(c)           There are no restrictions on the transferability of the Pledged Collateral to the Lenders or with respect to the foreclosure, transfer or disposition thereof by the Lenders. There are no shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral.

(d)           No control agreements exist with respect to any Pledged Collateral other than in favor of the Lenders.

Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on the date of each delivery of Pledged Collateral hereunder.

SECTION 4.      Covenants. Until the Secured Obligations are paid in full, Pledgor agrees that:

(a)            Pledgor will use commercially reasonable efforts, at its own expense, to appear in and defend any action, suit or proceeding which purports to adversely affect its title to, or right or interest in, the Pledged Collateral or the security interest of the Lenders therein and the pledge to the Lenders thereof.

(b)            Pledgor will not enter into any shareholders agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

SECTION 5.      Administration of the Pledged Collateral.

(a)            Unless an Event of Default (as defined in the Notes) shall have occurred and be continuing, (i) Pledgor shall be entitled to retain for its own account all cash dividends, distributions and other payments with respect to the Pledged Collateral; provided, however that such cash dividends, distributions and other payments shall be used by Pledgor to make payments under the Notes in accordance with the terms thereof, and (ii) Pledgor shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of FGS to the same extent as Pledgor would if the Pledged Collateral were not pledged to the Lenders pursuant to this Agreement; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken or proxy given which would have the effect of impairing the security position or security interest of the Lenders as a secured party in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock of FGS in a manner adverse to any Lender as a secured party or be inconsistent with or violate any provision of this Agreement. For greater certainty and for the avoidance of doubt, it shall not be a breach or violation of this Section 5(a) if such vote, waiver, ratification, action or proxy has the effect of decreasing the financial value of the Pledged Collateral. The Lenders shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise.

(b)            Upon and during the continuance of an Event of Default: (i) the Lenders shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by the Lenders as part of the Pledged Collateral; (ii) the Lenders shall have the right following prior written notice to Pledgor to vote or consent to take any action with respect to the Pledged Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if the Lenders were the absolute owner thereof; and (iii) the Lenders shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Lenders may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Lenders’ rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.

(c)            Distributions and other payments which are received by Pledgor but which it is not entitled to retain as a result of the operation of subsection (b) shall be held in trust for the benefit of the Lenders, be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to the Lenders in the same form as so received.

(d)            For the purpose of enabling the Lenders to exercise its rights under this Section 5 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints the Lenders (and any of the Lenders’ officers, employees or agents designated by the Lenders) its true and lawful attorney-in-fact, with full power and authority upon the occurrence and during the continuance of an Event of Default to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which the Lenders may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Lenders’ rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints the Lenders as its proxyholder with respect to the Pledged Collateral to, solely during any time that an Event of Default has occurred and is continuing, attend and vote at any and all meetings of the shareholders of FGS held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor as requested by the Lenders. Each such appointment is coupled with an interest and irrevocable so long as the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) have not been paid and performed in full. Pledgor hereby ratifies, to the extent permitted by law, all that the Lenders shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 5(d).

SECTION 6.      The Lenders’ Duties. Notwithstanding any provision contained in this Agreement, the Lenders shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other person or entity for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Lenders hereunder, the Lenders shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.

SECTION 7.      Remedies.

(a)            Upon and during the continuance of an Event of Default, the Lenders shall have, in addition to all other rights and remedies granted to it in this Agreement or the Notes, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Pledgor agrees that, Upon and during the continuance of an Event of Default, any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, by public or private sale, and at such times and on such terms, as the Lenders shall determine; provided, however, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Lenders in cash. The Lenders shall give Pledgor such notice of any private or public sales as may be required by the UCC or other applicable law. Pledgor recognizes that the Lenders may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. The Lenders shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

(b)            The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied as contemplated in the Notes. Any surplus thereof which exists after payment and performance in full of the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law.

SECTION 8.      Consents and Waivers.

(a)            Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Lenders (A) to proceed against any person or entity, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Lenders’ power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against the Lenders arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

(b)            The Lenders may comply with any applicable law in connection with a disposition of the Pledged Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. The Lenders may sell the Pledged Collateral without giving any warranties as to the Pledged Collateral. The Lenders may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Pledged Collateral. If the Lenders sells any of the Pledged Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser, received by the Lenders and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Pledged Collateral, the Lenders may resell the Pledged Collateral and Pledgor shall be credited with the proceeds of the sale.

(c)            Pledgor waives any and all notice of the creation, renewal, modification, extension or accrual of the Secured Obligations. The Secured Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Agreement. Pledgor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Pledgor or any other person or entity with respect to the Secured Obligations except as expressly provided in the Notes.

(d)            Pledgor shall not have any right to require the Lenders to obtain or disclose any information with respect to: (i) the financial condition or character of Pledgor or the ability of Pledgor to pay and perform the Secured Obligations; (ii) the Secured Obligations; (iii) other security for any or all of the Secured Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Secured Obligations; or (v) any action or inaction on the part of the Lenders or any other person or entity.

SECTION 9.        Knowing and Explicit Consents and Waivers. Pledgor acknowledges that it has either obtained the advice of legal counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Agreement. Pledgor acknowledges and agrees that each of the waivers and consents set forth herein, including those contained in Section 8, are made with full knowledge of their significance and consequences. Additionally, Pledgor acknowledges and agrees that by executing this Agreement, it is waiving certain rights, benefits, protections and defenses to which it may otherwise be entitled under Applicable Law and that all such waivers herein are explicit, knowing waivers. Pledgor further acknowledges and agrees that the Lenders are relying on such waivers in creating the Secured Obligations, and that such waivers are a material part of the consideration which the Lenders are receiving for creating the Secured Obligations.

SECTION 10.      Notices. All notices, requests, demands or other communications pursuant hereunder shall be made at the addresses, in the manner and with the effect provided in the Notes or at such other address as shall have been furnished in writing by any person or entity described above to the party required to give notice hereunder.

SECTION 11.      No Waiver; Cumulative Remedies. No failure on the part of the Lenders to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lenders.

SECTION 12.      Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that Pledgor may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Lenders.

SECTION 13.      Governing Law; Submission to Jurisdiction.

(a)            THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND MATTERS RELATING TO THE CREATION, VALIDITY, ENFORCEMENT OR PRIORITY OF THE LIENS CREATED BY THIS AGREEMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF THAT REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT AS MAY BE REQUIRED BY OTHER MANDATORY PROVISIONS OF APPLICABLE LAW.

(b)            Pledgor hereby submits to the nonexclusive jurisdiction of the United States District Court for the District of Delaware and of any Delaware State court sitting in New Castle, County for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Pledgor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

(c)            To the extent Pledgor may, in any action or proceeding arising out of or relating to this Agreement, be entitled under any applicable law to require or claim that the Lenders post security for costs or take similar action, Pledgor hereby irrevocably waives and agrees not to claim the benefit of such entitlement.

SECTION 14.      Entire Agreement; Amendment. This Agreement and the Notes contain the entire agreement of the parties with respect to the subject matter hereof and this Agreement shall not be amended except by the written agreement of the parties hereto.

SECTION 15.      Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 16.      Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 17.      Precedence. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Notes, the provisions of the Notes shall govern and prevail to resolve the conflict or inconsistency. If, strictly in connection with the interpretation of this Agreement, there is any conflict or inconsistency between the provisions of this Agreement and the Notes and the provisions of the Subordination Agreement, the provisions of the Subordination Agreement shall govern and prevail to the extent required to resolve the conflict or inconsistency.

SECTION 18.      Sale of Pledged Collateral; Termination. Upon the approval of Pledgor’s governing body, Pledgor shall be entitled to sell all or any portion of the Pledged Collateral in a single transaction or a series of transactions (each, and together, the “Pledged Collateral Sales”); provided, that Pledgor shall use all proceeds from the Pledged Collateral Sales to make payments under the Notes in the manner prescribed under the Notes (i.e. pro rata, in accordance with the outstanding principal balance under each of the Notes). In the event of a Pledged Collateral Sale and upon the request of Pledgor, Lenders shall promptly redeliver to Pledgor all of the Pledged Collateral subject to a Pledged Collateral Sale that is in the Lenders’ possession and shall execute and deliver to Pledgor such documents, instruments and discharges reasonably requested by Pledgor as shall be necessary to evidence termination and discharge of all security interests given by Pledgor to the Lenders hereunder with respect to such Pledged Collateral. Upon payment in full of the Secured Obligations, this Agreement (including any provision providing for the appointment of the Lenders as attorney-in-fact for Pledgor) and the security interests created under this Agreement shall automatically terminate and the Lenders shall promptly redeliver to Pledgor all of the Pledged Collateral in the Lenders’ possession and shall execute and deliver to Pledgor such documents, instruments and discharges reasonably requested by Pledgor as shall be necessary to evidence termination and discharge of all security interests given by Pledgor to the Lenders hereunder.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

FLEXENERGY POWER SOLUTIONS, LLC,
a Delaware limited liability company

By
Name:
Title:

RNS FLEX, LLC

By: RNS Management, LLC, its Manager

By:
Name: Thomas R. Denison
Title: Manager

ENERGY SPECIAL SITUATIONS FUND II, L.P.,

By: Energy Special Situations Fund Management II, LLC, its general partner

By:
Name: Jonathan S. Linker
Title: Manager

ESS PARTICIPATION FUND II, L.P.,

By: Energy Special Situations Fund Management II, LLC, its general partner

By:
Name: Jonathan S. Linker
Title: Manager

TRF PLATFORM HOLDINGS, LLC

By: Intervale Capital Fund III, L.P., its manager
By: Intervale Capital GP III, L.P., its general partner
By: Intervale Capital Associates III LLC, its general partner

By:
Name: Christine Smoragiewicz
Title: Authorized Person

[Signature page to Stock Pledge Agreement]

SCHEDULE 1
to the Stock Pledge Agreement

NOTES

ESS Participation Fund II, L.P.

The following Notes issued in 2016:

(i) the Secured Promissory Note, issued on January 6, 2016, in respect of an Advanced Amount of $43,000.00

(ii) the Secured Promissory Note, issued on April 15, 2016, in respect of an Advanced Amount of $14,333.33

(iii) the Secured Promissory Note, issued on July 12, 2016, in respect of an Advanced Amount of $10,033.33

(iv) the Secured Promissory Note, issued on August 24, 2016, in respect of an Advanced Amount of $7,166.67

(v) the Secured Promissory Note, issued on October 18, 2016, in respect of an Advanced Amount of $5,733.33

(vi) the Secured Promissory Note, issued on November 2, 2016, in respect of an Advanced Amount of $11,466.67

(vii) the Secured Promissory Note, issued on November 30, 2016 in respect of an Advanced Amount of $4,299.98

(viii) the Secured Promissory Note, issued on December 16, 2016 in respect of an Advanced Amount of $4,299.98 and the following Notes issued in 2017:

(i) the Secured Promissory Note, issued on January 6, 2017, in respect of an Advanced Amount of $4,299.98

(ii) the Secured Promissory Note, issued on January 26, 2017, in respect of an Advanced Amount of $5,733.33

(iii) the Secured Promissory Note, issued on January 26, 2017, in respect of an Advanced Amount of $8,026.67

(iv) the Secured Promissory Note, issued on February 22, 2017 in respect of an Advanced Amount of $18,633.33

(v) the Secured Promissory Note, issued on February 22, 2017 in respect of an Advanced Amount of $5,733.33

(vi) the Secured Promissory Note, issued on April 20, 2017 in respect of an Advanced Amount of $9,316.67

(vii) the Secured Promissory Note, issued on May 9, 2017 in respect of an Advanced Amount of $5,016.67

(viii) the Secured Promissory Note, issued on June 26, 2017 in respect of an Advanced Amount of $7,166.67

(ix) the Secured Promissory Note, issued on July 21, 2017 in respect of an Advanced Amount of $7,166.67

(x) the Secured Promissory Note, issued on August 23, 2017 in respect of an Advanced Amount of $7,166.67

(xi) the Secured Promissory Note, issued on October 4, 2017 in respect of an Advanced Amount of $7,166.67

(xii) the Secured Promissory Note, issued on November 21, 2017 in respect of an Advanced Amount of $14,333.34 and the following Notes issued in 2018:

(i) the Secured Promissory Note, issued on May 31, 2018, in respect of an Advanced Amount of $5,733.33

(ii) the Secured Promissory Note, issued on July 23, 2018, in respect of an Advanced Amount of $4,299.98

(iii) the Secured Promissory Note, issued on August 8, 2018, in respect of an Advanced Amount of $17,199.90

(iv) the Secured Promissory Note, issued on September 14, 2018 in respect of an Advanced Amount of $8,599.95

(v) the Secured Promissory Note, issued on October 12, 2018 in respect of an Advanced Amount of $7,166.62

(vi) the Secured Promissory Note, issued on November 2, 2018 in respect of an Advanced Amount of $7,166.62

(vii) the Secured Promissory Note, issued on November 21, 2018 in respect of an Advanced Amount of $7,166.62

(viii) the Secured Promissory Note, issued on December 27, 2018 in respect of an Advanced Amount of $7,166.62 and the following Notes issued in 2019:

(i) the Secured Promissory Note, issued on January 24, 2019, in respect of an Advanced Amount of $7,166.62

TRF Platform Holdings, LLC

The following Notes originally issued by Borrower to Intervale Capital Fund III, L.P. during 2017:

(i) the Secured Promissory Note, issued on January 11, 2017 in respect of an Advanced Amount of $76,470.57

(ii) the Secured Promissory Note, issued on January 27, 2017 in respect of an Advanced Amount of $157,578.88

(iii) the Secured Promissory Note, issued on February 28, 2017 in respect of an Advanced Amount of $512,131.36

(iv) the Secured Promissory Note, issued on April 20, 2017 in respect of an Advanced Amount of $256,065.68

(v) the Secured Promissory Note, issued on May 9, 2017 in respect of an Advanced Amount of $137,881.52

(vi) the Secured Promissory Note, issued on June 26, 2017 in respect of an Advanced Amount of $196,973.60

(vii) the Secured Promissory Note, issued on July 24, 2017 in respect of an Advanced Amount of $196,973.60

(viii) the Secured Promissory Note, issued on September 5, 2017 in respect of an Advanced Amount of $196,973.60

(ix) the Secured Promissory Note, issued on October 5, 2017 in respect of an Advanced Amount of $196,973.60

(x) the Secured Promissory Note, issued on November 21, 2017 in respect of an Advanced Amount of $393,947.20 and the following Notes originally issued by Borrower to Intervale Capital Co Investment Fund III, L.P. during 2017:

(i) the Secured Promissory Note, issued on January 11, 2017 in respect of an Advanced Amount of $1,815.84

(ii) the Secured Promissory Note, issued on January 27, 2017 in respect of an Advanced Amount of $2,421.12

(iii) the Secured Promissory Note, issued on February 28, 2017 in respect of an Advanced Amount of $7,868.64

(iv) the Secured Promissory Note, issued on April 20, 2017 in respect of an Advanced Amount of $3,934.32

(v) the Secured Promissory Note, issued on May 9, 2017 in respect of an Advanced Amount of $2,118.48

(vi) the Secured Promissory Note, issued on June 26, 2017 in respect of an Advanced Amount of $3,026.40

(vii) the Secured Promissory Note, issued on July 24, 2017 in respect of an Advanced Amount of $3,026.40

(viii) the Secured Promissory Note, issued on September 5, 2017 in respect of an Advanced Amount of $3,026.40

(ix) the Secured Promissory Note, issued on October 5, 2017 in respect of an Advanced Amount of $3,026.40

(x) the Secured Promissory Note, issued on November 21, 2017 in respect of an Advanced Amount of $6,052.80 and the following Notes issued in 2018:

(i) the Secured Promissory Note, issued on May 31, 2018, in respect of an Advanced Amount of $160,000.00

(ii) the Secured Promissory Note, issued on July 26, 2018, in respect of an Advanced Amount of $120,000.00

(iii) the Secured Promissory Note, issued on August 9, 2018, in respect of an Advanced Amount of $480,000.00

(iv) the Secured Promissory Note, issued on September 18, 2018 in respect of an Advanced Amount of $240,000.00

(v) the Secured Promissory Note, issued on October 16, 2018 in respect of an Advanced Amount of $200,000.00

(vi) the Secured Promissory Note, issued on November 7, 2018 in respect of an Advanced Amount of $200,000.00

(vii) the Secured Promissory Note, issued on November 28, 2018 in respect of an Advanced Amount of $200,000.00

(viii) the Secured Promissory Note, issued on December 27, 2018 in respect of an Advanced Amount of $200,000.00 and the following Notes issued in 2019:

(i) the Secured Promissory Note, issued on January 24, 2019, in respect of an Advanced Amount of $200,000.00

(ii) the Secured Promissory Note, issued on March 7, 2019, in respect of an Advanced Amount of $533,333.33

(iii) the Secured Promissory Note, issued on June 21, 2019, in respect of an Advanced Amount of $533,333.33

(iv) the Secured Promissory Note, issued on August 27, 2019, in respect of an Advanced Amount of $1,066,666.67

(v) the Secured Promissory Note, issued on October 8, 2019, in respect of an Advanced Amount of $400,000.00

(vi) the Secured Promissory Note, issued on November 5, 2019, in respect of an Advanced Amount of $1,333,333.33

(vii) the Secured Promissory Note, issued on May 6, 2020, in respect of an Advanced Amount of $266,666.67

(viii) the Secured Promissory Note, issued on June 18, 2020, in respect of an Advanced Amount of $160,000.00

RNS Flex, LLC

The following Notes issued in 2017:

(i) the Secured Promissory Note, issued on January 11, 2017, in respect of an Advanced Amount of $11,649.61

(ii) the Secured Promissory Note, issued on March 16, 2017, in respect of an Advanced Amount of $355,000.00

(iii) the Secured Promissory Note, issued on April 20, 2017, in respect of an Advanced Amount of $227,500.00

(iv) the Secured Promissory Note, issued on May 9, 2017, in respect of an Advanced Amount of $122,500.00

(v) the Secured Promissory Note, issued on June 19, 2017, in respect of an Advanced Amount of $175,000.00

(vi) the Secured Promissory Note, issued on July 21, 2017, in respect of an Advanced Amount of $175,000.00

(vii) the Secured Promissory Note, issued on August 23, 2017, in respect of an Advanced Amount of $175,000.00

(viii) the Secured Promissory Note, issued on October 4, 2017, in respect of an Advanced Amount of $175,000.00

(ix) the Secured Promissory Note, issued on November 30, 2017, in respect of an Advanced Amount of $350,000.00 and the following Notes issued in 2018:

(i) the Secured Promissory Note, issued on May 31, 2018, in respect of an Advanced Amount of $140,000.00

(ii) the Secured Promissory Note, issued on July 25, 2018, in respect of an Advanced Amount of $105,000.00

(iii) the Secured Promissory Note, issued on August 8, 2018, in respect of an Advanced Amount of $420,000.00

(iv) the Secured Promissory Note, issued on September 17, 2018 in respect of an Advanced Amount of $210,000.00

(v) the Secured Promissory Note, issued on October 15, 2018 in respect of an Advanced Amount of $175,000.00

(vi) the Secured Promissory Note, issued on November 2, 2018 in respect of an Advanced Amount of $175,000.00

(vii) the Secured Promissory Note, issued on November 29, 2018 in respect of an Advanced Amount of $175,000.00

(viii) the Secured Promissory Note, issued on December 28, 2018 in respect of an Advanced Amount of $175,000.00 and the following Notes issued in 2019:

(i) the Secured Promissory Note, issued on January 30, 2019, in respect of an Advanced Amount of $175,000.00

(ii) the Secured Promissory Note, issued on March 7, 2019, in respect of an Advanced Amount of $466,666.67

(iii) the Secured Promissory Note, issued on June 26, 2019, in respect of an Advanced Amount of $466,666.67

(iv) the Secured Promissory Note, issued on September 5, 2019, in respect of an Advanced Amount of $933,333.33

(v) the Secured Promissory Note, issued on October 24, 2019, in respect of an Advanced Amount of $350,000.00

(vi) the Secured Promissory Note, issued on November 5, 2019, in respect of an Advanced Amount of $1,166,666.67

(vii) the Secured Promissory Note, issued on May 14, 2020, in respect of an Advanced Amount of $233,333.33

(viii) the Secured Promissory Note, issued on June 30, 2020, in respect of an Advanced Amount of $140,000.00

Energy Special Situations Fund II, L.P.

The following Notes issued in 2016:

(i) the Secured Promissory Note, issued on January 6, 2016, in respect of an Advanced Amount of $707,000.00

(ii) the Secured Promissory Note, issued on April 15, 2016, in respect of an Advanced Amount of $235,666.67

(iii) the Secured Promissory Note, issued on July 12, 2016, in respect of an Advanced Amount of $164,966.67

(iv) the Secured Promissory Note, issued on August 24, 2016, in respect of an Advanced Amount of $117,833.33

(v) the Secured Promissory Note, issued on October 18, 2016, in respect of an Advanced Amount of $94,266.67

(vi) the Secured Promissory Note, issued on November 2, 2016, in respect of an Advanced Amount of $188,533.33

(vii) the Secured Promissory Note, issued on November 30, 2016 in respect of an Advanced Amount of $70,700.02

(viii) the Secured Promissory Note, issued on December 16, 2016 in respect of an Advanced Amount of $70,700.02 and the following Notes issued in 2017:

(i) the Secured Promissory Note, issued on January 6, 2017, in respect of an Advanced Amount of $70,700.02

(ii) the Secured Promissory Note, issued on January 26, 2017, in respect of an Advanced Amount of $94,266.67

(iii) the Secured Promissory Note, issued on January 26, 2017, in respect of an Advanced Amount of $131,973.33

(iv) the Secured Promissory Note, issued on February 22, 2017 in respect of an Advanced Amount of $306,366.67

(v) the Secured Promissory Note, issued on February 22, 2017 in respect of an Advanced Amount of $94,266.67

(vi) the Secured Promissory Note, issued on April 20, 2017 in respect of an Advanced Amount of $153,183.33

(vii) the Secured Promissory Note, issued on May 9, 2017 in respect of an Advanced Amount of $82,483.33

(viii) the Secured Promissory Note, issued on June 26, 2017 in respect of an Advanced Amount of $117,833.33

(ix) the Secured Promissory Note, issued on July 21, 2017 in respect of an Advanced Amount of $117,833.33

(x) the Secured Promissory Note, issued on August 23, 2017 in respect of an Advanced Amount of $117,833.33

(xi) the Secured Promissory Note, issued on October 4, 2017 in respect of an Advanced Amount of $117,833.33

(xii) the Secured Promissory Note, issued on November 21, 2017 in respect of an Advanced Amount of $235,666.66 and the following Notes issued in 2018:

(i) the Secured Promissory Note, issued on May 31, 2018, in respect of an Advanced Amount of $94,266.67

(ii) the Secured Promissory Note, issued on July 23, 2018, in respect of an Advanced Amount of $70,700.02

(iii) the Secured Promissory Note, issued on August 8, 2018, in respect of an Advanced Amount of $282,800.10

(iv) the Secured Promissory Note, issued on September 14, 2018 in respect of an Advanced Amount of $141,400.05

(v) the Secured Promissory Note, issued on October 12, 2018 in respect of an Advanced Amount of $117,833.38

(vi) the Secured Promissory Note, issued on November 2, 2018 in respect of an Advanced Amount of $117,833.38

(vii) the Secured Promissory Note, issued on November 21, 2018 in respect of an Advanced Amount of $117,833.38

(viii) the Secured Promissory Note, issued on December 27, 2018 in respect of an Advanced Amount of $117,833.38 and the following Notes issued in 2019 (collectively, the “2019 Notes”):

(i) the Secured Promissory Note, issued on January 24, 2019, in respect of an Advanced Amount of $117,833.38

SCHEDULE 2
to the Stock Pledge Agreement

PLEDGED SHARES

Common stock of FGS being represented by stock certificates as follows:

Certificate No.	Certificate Date	No. of Shares

EXHIBIT A
to the Stock Pledge Agreement

STOCK POWER
(see attached)

Exhibit A to Stock Pledge Agreement

ASSIGNMENT SEPARATE FROM CERTIFICATE

(Stock Power)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________, [________________] shares of common stock of FlexEnergy Green Solutions, Inc., a Delaware corporation, standing in its name on the books of the corporation represented by certificate number(s) [________]. The undersigned does hereby irrevocably constitute and appoint _______________________________________________ to transfer said stock on the books of the corporation with full power of substitution in the premises.

DATED effective as of _______________________, 2021.

FLEXENERGY POWER SOLUTIONS, LLC

By:
Name:
Title: